UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K/A
(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2026

ESAB Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-41297	87-0923837
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

 909 Rose Avenue, 8th Floor
North Bethesda, MD 20852
(Address of Principal Executive Offices) (Zip Code)

(301) 323-9099
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ESAB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 1, 2026, ESAB Corporation ("ESAB" or the "Company") filed a Current Report on Form 8-K (the "Original Filing") in connection with the June 1, 2026, completion of the Acquisition of Eddyfi Holding Inc. a corporation incorporated under the laws of the Province of Quebec ("Eddyfi"), and certain related entities (such transaction, the "Acquisition").

This Amendment No.1 to Current Report on Form 8-K/A ("Amendment No. 1") amends the Original Filing to include the audited consolidated financial statements of Eddyfi as of and for the year ended December 31, 2025 and the related auditor consent, the unaudited interim condensed consolidated financial statements of Eddyfi as of March 31, 2026 and the pro forma financial information required by Item 9.01 of Form 8-K.

The unaudited proforma condensed combined financial information included in this Amendment No. 1 has been presented for informational purposes only. It does not purport to represent the actual results of operations that ESAB and Eddyfi would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after the consummation of the Acquisition. Except for the filing of such financial statements, auditor consent and pro forma financial information, this Amendment No. 1 does not modify or update other disclosures in, or exhibits to, the Original Filing.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.
The consolidated financial statements and accompanying notes of Eddyfi as of December 31, 2025 and for the year ended December 31, 2025 are filed as Exhibit 99.1 to this Amendment No. 1.

The unaudited interim condensed consolidated financial statements and accompanying notes of Eddyfi as of March 31, 2026 and for the three months ended March 31, 2026 are filed as Exhibit 99.2 to this Amendment No. 1.

(b) Pro forma Financial Information.
The pro forma information required by Item 9.01 (b) of Form 8-K in relation to the acquisition of Eddyfi is filed as Exhibit 99.3 to this Amendment No. 1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

23.1    Consent of KPMG Audit, independent auditors of Eddyfi
99.1    Historical Audited Consolidated Financial Statements and Related Notes of Eddyfi as of December 31, 2025 and for the year ended December 31, 2025
99.2    Historical Unaudited Interim Condensed Consolidated Financial Statements and Related Notes of Eddyfi as of March 31, 2026 and for the three months ended March 31, 2026.
99.3 Unaudited Pro Forma Condensed Combined Balance Sheet of ESAB as of April 3, 2026 and the Unaudited Pro Forma Condensed Combined Statements of Operations of ESAB for the year ended December 31, 2025 and the Three Months ended April 3, 2026.
104 Cover Page Interactive Data File - The cover page from this Current Report on Form 8-K is formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 6, 2026		ESAB Corporation
		By:	/s/ Julie Han
		Name:	Julie Han
		Title:	Controller and Chief Accounting Officer
(Principal Accounting Officer)